UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

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EVOLUTIONARY GENOMICS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-54129	26-4369698
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4220 Morningstar Drive, Castle Rock, Colorado 80108

(Address of Principal Executive Office) (Zip Code)

(720) 900-8666

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02   Unregistered Sale of Equity Securities.

Pursuant to the Series A-2 Preferred Stock Subscription Agreement attached hereto as an exhibit and as previously disclosed in our Form 10-K filed on March 22, 2022, Evolutionary Genomics, Inc. (the “Company”) issued 76,953 shares of Series A-2 Convertible Preferred Stock (“A-2 Stock”) at $5.25 per share and received proceeds of $404,003 from nine accredited investors. On March 24, 2022, the Company issued an additional 9,524 shares of A-2 Stock at $5.25 per share and received proceeds of 50,001 from one accredited investor. The conversion price at the time of the sale of the preferred stock was $5.25 per share. The issuance of the shares of preferred stock was exempt from registration pursuant to Section 4a(2) of the Securities Act of 1933.

Pursuant to the Common Stock Subscription Agreement attached hereto as an exhibit, on March 31, 2022, the Company issued 733,333 shares of Common Stock at $.75 per share and received proceeds of $550,000. The Company’s outstanding number of shares of common stock after taking into account the newly issued shares is 6,615,231. The issuance of the Common Stock has not been registered under the Securities Act, or any other similar state statutes, in reliance upon exemptions from the registration requirements contained therein. Accordingly, the Common Stock will be “restricted securities” as defined in Rule 144 of the Securities Act.

The Company’s Series A-1 Preferred Stock (“A-1 Stock”) and A-2 Stock include adjustments to their conversion prices in the case of issuance of additional shares of common stock if the common stock is issued at a price less than the $5.25 A-1 Stock and A-2 Stock conversion price. The issuance of 733,333 shares of Common Stock at $.75 per share has resulted in an adjustment to the conversion price from the original $5.25 per share to $4.75 per share.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Preferred Stock Subscription Agreement
4.2	Common Stock Subscription Agreement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLUTIONARY GENOMICS, INC.

Dated: March 31, 2022	By:	/s/ Steve B. Warnecke
	Name:	Steve B. Warnecke
	Title:	Chief Executive Officer, Chief Financial Officer, President and Chairman of the Board